Exhibit 10.4

Amendment 4 to Collaboration Agreement

This Amendment 4 to the Collaboration Agreement (the “Amendment 4”) is effective as of December 15, 2019 (the “Amendment 4 Effective Date”) and amends that certain Collaboration Agreement between The University of Texas M.D. Anderson Cancer Center (“MD Anderson”) and Oncternal Therapeutics, Inc., formerly Tokalas, Inc. (“Oncternal”) effective as of December 15, 2014 (the “Agreement”), as amended by Amendment 1 effective as of January 24, 2016 (the “Amendment 1”), by Amendment 2 effective as of May 1, 2016 (the “Amendment 2”), and by Amendment 3 effective as of September 17, 2018 (“Amendment 3”). Oncternal and MD Anderson are sometimes referred to collectively herein as the “Parties” or individually as a “Party.”

Background

A.The Agreement contemplates that MD Anderson and Oncternal will collaborate on certain research and clinical trials related to Oncternal’s proprietary drug, TK-216, as set forth in Exhibit A to the Agreement; and

B.The Parties have concluded that it is in the best interests of each of them to amend the Agreement as set forth herein.

Accordingly, the Parties are entering into this Amendment 4 to set forth their agreement on amendments to the Agreement.

1.The Parties agree that the term of the Agreement, as set forth in Section 7 (Term and Termination), is hereby extended through December 15, 2020.

2.Incorporation; Conflicts; Capitalized Terms. In the event of any conflict between the provisions of this Amendment 4 and the Agreement, Amendment 1, Amendment 2, Amendment 3 and this Amendment 4 shall prevail. Terms capitalized, but not defined, in this Amendment 3 or an Exhibit shall have the meaning ascribed to them in the Agreement.

3.No Other Amendment. Except as expressly set forth in this Amendment 4, and in Amendment 1, Amendment 2 and Amendment 3, there are no other modifications or amendments to the Agreement and the Agreement remains in full force and effect.

4.Effective and Binding. Upon execution by the Parties, this Amendment 3 shall be effective and binding as of the Amendment 4 Effective Date.

[Signatures on Following Page]

Exhibit 10.4

ACCEPTED AND AGREED TO BY:

Oncternal Therapeutics, Inc.	The University of Texas M. D. Anderson Cancer Center
By /s/ James B. Breitmeyer	By: /s/ Ben Melson
Name: James B. Breitmeyer	Name: Ben Melson
Title: President and CEO	Title: Sr. Vice President and Chief Financial Officer
Date: February 19, 2020	Date: February 19, 2020

2